                                                                   [Logo]
                                                                  ADVANTUS
                                                               FAMILY OF FUNDS




                                                  ANNUAL REPORT TO SHAREHOLDERS
                                                          ADVANTUS HORIZON FUND



                                                             SEPTEMBER 30, 1996

ADVANTUS HORIZON FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                           2

INVESTMENTS IN SECURITIES                    7

STATEMENT OF ASSETS AND LIABILITIES         10

STATEMENT OF OPERATIONS                     11

STATEMENT OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS               13

INDEPENDENT AUDITORS' REPORT                19

FEDERAL INCOME TAX INFORMATION              20

SHAREHOLDER SERVICES                        21

October 31, 1996                                                         [PHOTO]

Dear Shareholders:
The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.
The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.
Gross Domestic Product (GDP), clipping along at 2.5 - 3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.
Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.
The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.
The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely,

        [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE
[PHOTOS]
THOMAS A. GUNDERSON, CFA AND JEFFREY R.
ERICKSON, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is a mutual
fund designed for investors seeking
long-term growth of capital combined with a moderate level of current income. The
Fund works to achieve its objective by
investing in equity securities
diversified among individual companies
and industries. The Fund invests
primarily in dividend-paying common
stocks of established companies with
strong long-term outlooks--but may also
invest in companies perceived to be
temporarily undervalued or which because of new management, products or markets, show promise of substantially improved results.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Horizon Fund's performance for the year ended September 30, 1996 for each class of shares offered was as follows:

     Class A                          17.2 percent*
     Class B                          16.3 percent*
     Class C                          16.3 percent*

The year finished with strong momentum as the Advantus Horizon Fund Class A shares gained 9.1 percent* during the past six months, a performance ranking it in the top 13 percent of 572 Growth and Income mutual funds according to Lipper Analytical Services** for the six months ended September 30, 1996+. For the year ended September 30, 1996, the Advantus Horizon Fund returns exceeded the average Lipper Growth fund return of 16.0 percent***.

PORTFOLIO RECAP

The stock market soared to record heights and the S&P 500++ posted a 20.3 percent gain. The Horizon Fund's focus on investing in companies with an established track record of growth and prospects for continued above average growth was beneficial over the past twelve months. With investor fears of a slowing economy and slowing growth rates for corporate earnings, the market was willing to pay premium prices for companies that could sustain earnings growth.

Companies exhibiting such characteristics and meaningfully contributing to performance over the past year included Computer Associates (computer software), The Gartner Group (technology consulting), Tommy Hilfiger (apparel), General Electric (conglomerate) and United Waste Systems (waste services).

The Horizon Fund took advantage of broad market strength during the year. The capital goods, consumer non-durables, finance, energy and technology sectors all gained over 20 percent in the past year. Weak sectors were the utilities and transportation sectors of the market.

OUTLOOK

As usual, there are many events that may affect the market in the short term. Will the Federal Reserve increase interest rates following the election? Will that bring on the next recession? Will the November elections bring about a shift in power in Washington that will have lasting repercussions? The stock market could negatively react to any of these factors over the near

                                                           ADVANTUS HORIZON FUND
                                                              SEPTEMBER 30, 1996
term. However, the long term outlook is positive for stocks. The U.S. economy is strong, inflation is low and the Federal Reserve is standing firm on its mission to keep inflation under control. Additionally, our focus on investing in well managed companies that exhibit strong growth over a business cycle allows us to look through the short term issues and focus on long term capital appreciation for you and the Fund.

Slower rates of earnings growth for the overall market could make traditional growth stocks attractive. Corporate earnings were essentially flat for the second quarter of 1996 and are expected to be flat again for the third quarter. New capacity expansions, along with intense competition, have resulted in weak pricing power throughout the economy. As a result, the good growth in GDP has not led to growth in overall corporate earnings. The Horizon Fund invests in companies with strong growth prospects due to significant competitive advantages. This strategy may be rewarded by the market as earnings growth becomes more difficult to find.

We will continue to seek out and invest in the established and larger companies that are the most successful, best managed and fastest growing to maximize your long term capital gains. We appreciate your trust in the Advantus family of Mutual Funds and are looking forward to helping you meet your financial goals. *Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**Average return of 572 Growth and Income funds according to Lipper Analytical Services, Inc.
***Average return of 643 Growth Funds according to Lipper Analytical Services, Inc.
+During the year ended September 30, 1996, the Fund's distributor waived Class A distributions fees which were otherwise payable by Class A shares. Absent the fee waiver by the distributor, the total return for the six months ended September 30, 1996 for Class A would have been 9.0 percent.
++The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS HORIZON FUND
SEPTEMBER 30, 1996

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
                 HORIZON FUND, S&P 500 AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Dividend Adjusted S&P 500 and the Consumer Price Index. The three lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1986 through September 30, 1996. The three lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 1996.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        11.4%
Five year                       11.0%
Ten year                        12.6%
                              Class A     S&P 500        CPI
9/30/1986                      10,000      10,000     10,000
10/31/1986                     10,377      10,425     10,101
10/31/1987                     11,019      11,089     10,550
10/31/1988                     12,260      12,742     10,999
10/31/1989                     14,997      16,093     11,503
10/31/1990                     14,125      14,886     12,227
10/31/1991                     19,615      19,872     12,585
10/31/1992                     21,637      21,848     12,988
10/31/1993                     23,273      25,105     13,336
9/30/1994                      23,606      25,468     13,740
9/30/1995                      29,452      33,029     14,042
9/30/1996                      32,789      39,284     14,464

                                                           ADVANTUS HORIZON FUND
                                                              SEPTEMBER 30, 1996

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        11.3%
Since inception (8/19/94)       18.1%
                              Class B     S&P 500        CPI
8/19/94                        10,000      10,000     10,000
9/30/94                         9,629       9,951     10,067
9/30/95                        12,074      12,905     10,289
9/30/96                        14,221      15,349     10,598

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                    16.3%
Since inception (3/1/95)                    22.4%
                              Class C     S&P 500        CPI
3/1/95                         10,000      10,000     10,000
9/30/95                        11,844      12,169     10,146
9/30/96                        13,778      14,474     10,450

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for

ADVANTUS HORIZON FUND
SEPTEMBER 30, 1996
Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                             MARKET      % OF STOCK
COMPANY                         SHARES       VALUE        PORTFOLIO
----------------------------  -----------  ----------  ---------------
General Electric Company....      16,988   $1,545,908          3.8%
Computer Associates
  International.............      25,236    1,507,851          3.7%
Columbia/HCA Healthcare
  Corporation...............      23,981    1,363,919          3.3%
Pfizer, Inc.................      16,200    1,281,825          3.1%
First Data Corporation......      15,452    1,261,269          3.1%
Kroger Company..............      25,191    1,127,297          2.8%
Procter & Gamble Company....      11,100    1,082,250          2.7%
Philip Morris Companies,
  Inc.......................      12,000    1,077,000          2.6%
Johnson & Johnson...........      21,000    1,076,250          2.6%
United Waste Systems,
  Inc.......................      29,810    1,035,898          2.5%
                                           ----------          ---
                                           $12,359,467        30.2%
                                           ----------          ---
                                           ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                       9.2%
Consumer Goods and Services        47.7%
Intermediate Goods and
Services                            5.6%
Credit Sensitive                   13.8%
Technology                         22.0%
Cash and Other
Assets/Liabilites                   1.7%

                                                           ADVANTUS HORIZON FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1996
           (Percentages of each investment category relate to total net assets.)

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
COMMON STOCKS (98.3%)
  CAPITAL GOODS (9.2%)
    Machinery (9.2%)
    16,988     General Electric Company...............................    $1,545,908
    21,100     Millipore Corporation..................................       833,450
    29,810     United Waste Systems, Inc (b)..........................     1,035,898
     8,985     York International Corp................................       434,649
                                                                          ----------
                                                                           3,849,905
                                                                          ----------
  CONSUMER GOODS AND SERVICES (47.7%)
    Consumer Goods (20.9%)
    16,700     Coca-Cola Company......................................       849,613
    23,981     Columbia/HCA Healthcare Corporation....................     1,363,919
    21,000     Johnson & Johnson......................................     1,076,250
    16,200     Pfizer, Inc............................................     1,281,825
    12,000     Philip Morris Companies, Inc...........................     1,077,000
    11,100     Procter & Gamble Company...............................     1,082,250
    34,000     Service Corporation International......................     1,028,500
    15,500     Smithkline Beecham (c).................................       943,563
                                                                          ----------
                                                                           8,702,920
                                                                          ----------
    Consumer Services (6.3%)
    21,647     CUC International, Inc (b).............................       863,174

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  CONSUMER GOODS AND SERVICES--CONTINUED
    20,711     GTECH Holdings Corporation (b).........................    $  665,341
    14,060     Manpower...............................................       467,495
    21,700     Wallace Computer Services, Incorporated................       613,025
                                                                          ----------
                                                                           2,609,035
                                                                          ----------
    Food (4.9%)
    18,400     Conagra, Inc...........................................       906,200
    25,191     Kroger Company (b).....................................     1,127,297
                                                                          ----------
                                                                           2,033,497
                                                                          ----------
    Retail (7.5%)
     8,300     Cardinal Health Incorporated...........................       685,787
    16,500     Home Depot, Inc........................................       938,438
    25,800     Kohl's, Inc (b)........................................       928,800
    41,600     Officemax (b)..........................................       582,400
                                                                          ----------
                                                                           3,135,425
                                                                          ----------
    Consumer Cyclicals (8.1%)
    28,800     Autozone, Inc (b)......................................       835,200
    17,200     Magna International, Inc (c)...........................       829,900
    26,200     Newell Co..............................................       786,000
    20,206     Omnicom Group..........................................       944,630
                                                                          ----------
                                                                           3,395,730
                                                                          ----------

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  CREDIT SENSITIVE (13.8%)
    Finance (13.8%)
     6,552     American International Group...........................    $  660,114
    11,799     Associates First Capital Corporation...................       483,759
     9,600     Federal Home Loan Mortgage Corporation.................       939,600
    15,452     First Data Corporation.................................     1,261,269
    14,200     MGIC Investment Corporation............................       956,725
    11,350     Norwest Corporation....................................       463,931
    30,400     T. Rowe Price Associates...............................       988,000
                                                                          ----------
                                                                           5,753,398
                                                                          ----------
  INTERMEDIATE GOODS AND SERVICES (5.6%)
    Materials (3.5%)
     7,400     Kimberly-Clark Corporation.............................       652,125
    18,893     Praxair, Inc...........................................       812,399
                                                                          ----------
                                                                           1,464,524
                                                                          ----------
    Transportation (2.1%)
    10,100     Burlington Northern Santa Fe...........................       852,187
                                                                          ----------
                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  TECHNOLOGY (22.0%)
    21,700     Automatic Data Processing, Inc.........................    $  946,662
    14,700     Cisco Systems, Inc (b).................................       912,319
    25,236     Computer Associates International......................     1,507,851
    11,500     Computer Sciences Corporation (b)......................       884,062
    18,700     Danka Business Systems PLC (c).........................       743,325
    14,300     Electronic Data Systems Corporation....................       877,663
    23,800     Equifax Incorporated...................................       627,725
    10,800     Lucent Technologies Incorporated.......................       495,450
     5,500     Microsoft Corporation (b)..............................       725,313
    13,425     Oracle Corporation (b).................................       571,402
    17,600     Parametric Technology Corporation (b)..................       869,000
                                                                          ----------
                                                                           9,160,772
                                                                          ----------
  Total common stocks (cost: $30,195,429).............................
                                                                          40,957,393
                                                                          ----------

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                          MARKET
PRINCIPAL                                                                                                VALUE(A)
----------                                                                                              -----------
  SHORT-TERM SECURITIES (1.6%)
$   50,000     U.S. Treasury Bill............................................  5.28%       10/17/96     $    49,886
    50,000     U.S. Treasury Bill............................................  5.11%       11/14/96          49,692
   575,000     U.S. Treasury Bills....................................    5.21%-5.28%      12/12/96         569,193
                                                                                                        -----------
               Total short-term securities (cost: $668,613)........................................         668,771
                                                                                                        -----------
               Total investments in securities (cost: $30,864,042)(d)..............................     $41,626,164
                                                                                                        -----------
                                                                                                        -----------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 6.0% of net assets in foreign securities as of September 30, 1996.
(d) At September 30, 1996 the cost of securities for federal income tax purposes was $30,866,812. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

           Gross unrealized appreciation...................................................................    $ 10,971,131
           Gross unrealized depreciation...................................................................        (211,779)
                                                                                                               ------------
           Net unrealized appreciation.....................................................................    $ 10,759,352
                                                                                                               ------------
                                                                                                               ------------

ADVANTUS HORIZON FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

                                            ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $30,864,042)................................  $ 41,626,164
Cash in bank on demand deposit..................................................        56,916
Receivable for Fund shares sold.................................................        56,789
Dividends receivable............................................................        49,338
                                                                                  ------------
    Total assets................................................................    41,789,207
                                                                                  ------------
                                         LIABILITIES
Payable for investment securities purchased.....................................        57,553
Payable for Fund shares repurchased.............................................         9,270
Payable to Adviser..............................................................        49,905
                                                                                  ------------
    Total liabilities...........................................................       116,728
                                                                                  ------------
Net assets applicable to outstanding capital stock..............................  $ 41,672,479
                                                                                  ------------
                                                                                  ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class
   B--2 billion shares, Class C--2 billion shares and 4 billion shares
   unallocated) of $.01 par value (note 1)......................................  $     18,118
  Additional paid-in capital....................................................    22,711,883
  Accumulated net realized gains from investments...............................     8,180,356
  Unrealized appreciation of investments........................................    10,762,122
                                                                                  ------------
    Total--representing net assets applicable to outstanding capital stock......  $ 41,672,479
                                                                                  ------------
                                                                                  ------------

Net assets applicable to outstanding Class A Shares.............................  $ 34,435,290
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class B Shares.............................  $  6,219,403
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class C Shares.............................  $  1,017,786
                                                                                  ------------
                                                                                  ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,492,347.........................................  $      23.07
                                                                                  ------------
                                                                                  ------------
  Class B--Shares outstanding 274,555...........................................  $      22.65
                                                                                  ------------
                                                                                  ------------
  Class C--Shares outstanding 44,904............................................  $      22.67
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest......................................................................  $    57,386
  Dividends.....................................................................      336,002
                                                                                  -----------
    Total investment income.....................................................      393,388
                                                                                  -----------
Expenses:
  Investment advisory fee.......................................................      319,371
  Distribution fees--Class A....................................................      105,003
  Distribution fees--Class B....................................................       43,537
  Distribution fees--Class C....................................................        5,667
  Administrative services fee...................................................       41,200
  Custodian fees................................................................        6,987
  Auditing and accounting services..............................................        9,177
  Legal fees....................................................................        3,618
  Directors' fees...............................................................          626
  Registration fees.............................................................       32,536
  Printing and shareholder reports..............................................       34,328
  Insurance.....................................................................        5,844
  Other.........................................................................       23,839
                                                                                  -----------
    Total expenses..............................................................      631,733
  Less fees and expenses waived or absorbed:
    Class A distribution fees...................................................      (28,836)
                                                                                  -----------
    Total net expenses..........................................................      602,897
                                                                                  -----------
    Investment loss--net........................................................     (209,509)
                                                                                  -----------
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments (note 3)....................................    8,181,489
  Net change in unrealized appreciation or depreciation on investments..........   (1,636,711)
                                                                                  -----------
    Net gains on investments....................................................    6,544,778
                                                                                  -----------
Net increase in net assets resulting from operations............................  $ 6,335,269
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                   1996             1995
                                                               -------------    -------------
Operations:
  Investment loss--net......................................   $    (209,509)   $     (65,744)
  Net realized gains on investments.........................       8,181,489        2,609,672
  Net change in unrealized appreciation or depreciation of
   investments..............................................      (1,636,711)       5,347,200
                                                               -------------    -------------
    Increase in net assets resulting from operations........       6,335,269        7,891,128
                                                               -------------    -------------
Distributions to shareholders from net realized gains on
 investments:
    Class A.................................................      (2,112,129)        (981,881)
    Class B.................................................        (194,725)         (16,148)
    Class C.................................................         (19,544)              --
                                                               -------------    -------------
    Total distributions.....................................      (2,326,398)        (998,029)
                                                               -------------    -------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................       6,636,439        3,817,143
    Class B.................................................       3,313,209        2,211,285
    Class C.................................................         853,733           96,617
  Shares issued as a result of reinvested dividends:
    Class A.................................................       2,076,351          973,291
    Class B.................................................         190,286           16,148
    Class C.................................................          19,544               --
  Payments for redemption of shares:
    Class A.................................................     (13,750,830)      (6,723,485)
    Class B.................................................        (377,718)         (32,497)
    Class C.................................................         (32,264)          (1,043)
                                                               -------------    -------------
    Increase (decrease) in net assets from capital share
     transactions...........................................      (1,071,250)         357,459
                                                               -------------    -------------
    Total increase in net assets............................       2,937,621        7,250,558

Net assets at beginning of year.............................      38,734,858       31,484,300
                                                               -------------    -------------
Net assets at end of year...................................   $  41,672,479    $  38,734,858
                                                               -------------    -------------
                                                               -------------    -------------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1996

(1) ORGANIZATION
    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Horizon Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Investors Fund I, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $209,509.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $32,962,013 and $36,181,414, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. MIMLIC Sales waived Class A distribution fees in the amount of $28,836 for the year ended September 30, 1996.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996, the administrative services fee was $3,100 per month. Effective February 1, 1996, the administrative services fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $247,322.

    As of September 30, 1996, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                               NUMBER OF SHARES    PERCENTAGE OWNED
                                                                              ------------------  -------------------
Class A.....................................................................          97,089                6.5%
Class B.....................................................................           3,221                1.2%
Class C.....................................................................             606                1.3%

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,618.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1996 and 1995 for Class A and Class B shares and the year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                              CLASS A                CLASS B               CLASS C
                                                       ----------------------  --------------------  --------------------
                                                          1996        1995       1996       1995       1996       1995
                                                       ----------  ----------  ---------  ---------  ---------  ---------
Sold.................................................     311,359     209,657    157,638    119,911     40,501      5,001
Issued for reinvested distributions..................     104,307      59,591      9,781      1,084        994         --
Redeemed.............................................    (644,637)   (358,505)   (17,831)    (1,621)    (1,540)       (52)
                                                       ----------  ----------  ---------  ---------  ---------  ---------
                                                         (228,971)    (89,257)   149,588    119,374     39,955      4,949
                                                       ----------  ----------  ---------  ---------  ---------  ---------
                                                       ----------  ----------  ---------  ---------  ---------  ---------

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                              CLASS A
                                   --------------------------------------------------------------
                                                            PERIOD FROM
                                       YEAR ENDED           NOVEMBER 1,        YEAR ENDED OCTOBER
                                      SEPTEMBER 30,           1993 TO                 31,
                                   -------------------     SEPTEMBER 30,       ------------------
                                    1996       1995(a)        1994(b)           1993        1992
                                   -------     -------     -------------       -------     ------
Net asset value, beginning of
 period.......................     $ 20.94     $ 17.34         $ 17.64         $ 16.73     $15.65
                                   -------     -------     -------------       -------     ------
Income from investment
 operations:
  Net investment income
   (loss).....................        (.10)       (.03)             --             .05        .10
  Net gains or losses on
   securities (both realized
   and unrealized)............        3.51        4.17             .25            1.20       1.47
                                   -------     -------     -------------       -------     ------
    Total from investment
     operations...............        3.41        4.14             .25            1.25       1.57
                                   -------     -------     -------------       -------     ------
Less distributions:
  Dividends from net
   investment income..........          --          --              --            (.05)      (.12)
  Distributions from capital
   gains......................       (1.28)       (.54)           (.55)           (.29)      (.37)
                                   -------     -------     -------------       -------     ------
    Total distributions.......       (1.28)       (.54)           (.55)           (.34)      (.49)
                                   -------     -------     -------------       -------     ------
Net asset value, end of
 period.......................     $ 23.07     $ 20.94         $ 17.34         $ 17.64     $16.73
                                   -------     -------     -------------       -------     ------
                                   -------     -------     -------------       -------     ------
Total return (c)..............        17.2%       24.8%            1.4%(d)         7.6%      10.3%
Net assets, end of period (in
 thousands)...................     $34,435     $36,040         $31,387         $30,015     $24,919
Ratio of expenses to average
 daily net assets (e).........        1.41%       1.41%           1.43%(f)        1.31%      1.40%
Ratio of net investment income
 (loss) to average daily net
 assets (e)...................        (.43)%      (.15)%          (.01)%(f)        .27%       .61%
Portfolio turnover rate
 (excluding short-term
 securities)..................        84.7%       46.8%           43.5%           47.0%      20.6%
Average commission rate on
 common stock transactions
 (g)..........................     $ .0763         N/A             N/A             N/A        N/A

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.
(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $28,836, $52,961, $51,147, $48,807 and $32,341 in expenses for the years ended
     September 30, 1996 and 1995, the period ended September 30, 1994 and the years ended October 31, 1993 and 1992, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.50%, 1.57%, 1.61%, 1.49% and 1.55%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.52%), (.31%), (.19%), .09% and .46%, respectively.
(f)  Adjusted to an annual basis.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                    CLASS B
                                   -----------------------------------------                       CLASS C
                                                              PERIOD FROM          ----------------------------------------
                                       YEAR ENDED             AUGUST 19,                                  PERIOD FROM MARCH
                                      SEPTEMBER 30,           1994(b) TO              YEAR ENDED            1, 1995(b) TO
                                   -------------------       SEPTEMBER 30,           SEPTEMBER 30,          SEPTEMBER 30,
                                    1996       1995(a)           1994                    1996                   1995
                                   -------     -------     -----------------       -----------------      -----------------
Net asset value, beginning of
 period.......................     $ 20.74     $ 17.33         $     17.11             $     20.75            $     17.52
                                   -------     -------              ------                  ------                 ------
Income from investment
 operations:
  Net investment income
   (loss).....................        (.19)       (.10)               (.01)                   (.15)                  (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............        3.38        4.05                 .23                    3.35                   3.29
                                   -------     -------              ------                  ------                 ------
    Total from investment
     operations...............        3.19        3.95                 .22                    3.20                   3.23
                                   -------     -------              ------                  ------                 ------
Less distributions:
  Dividends from net
   investment income..........          --          --                  --                      --                     --
  Distributions from capital
   gains......................       (1.28)       (.54)                 --                   (1.28)                    --
                                   -------     -------              ------                  ------                 ------
    Total distributions.......       (1.28)       (.54)                 --                   (1.28)                    --
                                   -------     -------              ------                  ------                 ------
Net asset value, end of
 period.......................     $ 22.65     $ 20.74         $     17.33             $     22.67            $     20.75
                                   -------     -------              ------                  ------                 ------
                                   -------     -------              ------                  ------                 ------
Total return (c)..............        16.3%       23.7%                1.3%(d)                16.3%                  18.4%(e)
Net assets, end of period (in
 thousands)...................      $6,219      $2,592                 $97                  $1,018                   $103
Ratio of expenses to average
 daily net assets (f).........        2.19%       2.24%                .30%(h)                2.19%                  2.24%(g)
Ratio of net investment income
 (loss) to average daily net
 assets (f)...................       (1.19)%     (1.05)%              (.13)%(h)              (1.17)%                (1.13)%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................        84.7%       46.8%               43.5%                   84.7%                  46.8%
Average commission rate on
 common stock transactions
 (i)..........................     $ .0763         N/A                 N/A             $     .0763                    N/A

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.
(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25%, and the ratio of net investment income (loss) to average daily net assets would have been (1.05%). If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25% and the ratio of net investment income (loss) to average daily net assets would have been (1.13%).
(g)  Adjusted to an annual basis.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Horizon Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended, the period from November 1, 1993 to September 30, 1994 and each of the years in the two-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 1, 1996

ADVANTUS HORIZON FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

Capital gains distribution--taxable as long-term capital gains

PAYABLE DATE                                                                                                PER SHARE
----------------------------------------------------------------------------------------------------------  ---------
December 19, 1995.........................................................................................  $  1.2753
                                                                                                            ---------
                                                                                                            ---------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48637 11-96